SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 24, 2004


                       ADVANCED ENGINE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Colorado                      000-25177                 84-1358194
(State or other jurisdiction     (Commission File Number)     (IRS Employer I.D.
      of incorporation)                                             Number)


                       11150 W. Olympic Blvd., Suite 1050
                          Los Angeles, California 90064
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (310) 914-9599




         (Former name and former address, if changed since last report)


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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On August 13, 2004, Advanced Engine technologies, Inc. (the "Company") entered into an agreement with Danotek Motion Technologies, to co-develop a 30 kilowatt integrated generator unit. The agreement calls for the production of three prototype generator components that will produce 30kw of power in a significantly scaled down and proportional version that can be affixed to AET's OX2 engine.

         The development of the three 30 kilowatt integrated generator prototypes is expected to be completed by June, 2005 at an anticipated expense to the Company of $325,000. The Company will also retain all intellectual property rights pertaining to this development imitative.


CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS:

This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and
Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), regarding, among other things, our plans, strategies and prospects, both business and financial including, without limitation, the forward-looking statements set forth in this Report. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Many of the forward-looking statements contained in this Report may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated" and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this Report are set forth in reports or documents that we file from time to time with the SEC, and include, but are not limited to:

o  whether we are able to develop successfully our products;

o  whether a market for our products will develop;

o  whether our cash reserves will be adequate to cover our costs of operations;

o  whether we are able to adequately protect our intellectual property;

o potential exposure to intellectual property infringement claims brought by others;

o  the impact of technological change on our business;

All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this Report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANCED ENGINE TECHNOLOGIES, INC.
                                  (Registrant)

                                  By:       John Luft
                                     -----------------------
                                            John Luft
                                     Chief Operating Officer


Dated:   September 24, 2004